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                                                                EXHIBIT 4.1

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    COMMON STOCK             [LOGO OF drkoop.com]             COMMON STOCK
        NUMBER                                                   SHARES



   INCORPORATED UNDER                                 SEE REVERSE FOR CERTAIN
  THE LAWS OF DELAWARE                              DEFINITIONS AND RESTRICTION




                                                            CUSIP 262098 10 6

    THIS CERTIFIES THAT




    IS THE OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

=================================drkoop.com, Inc.===============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

       /s/                      [CORPORATE SEAL         /s/
                              OF drkoop.com, Inc.]

         SECRETARY                                      CHAIRMAN OF THE BOARD


                               COUNTERSIGNED AND REGISTERED:
                                       AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                                             TRANSFER AGENT
                                                              AND REGISTRAR
                               BY
                                                            AUTHORIZED SIGNATURE

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                                   drkoop.com, Inc.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JT TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in
           common


    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sold, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________     X  ____________________________________

                                       X  ____________________________________
                                          NOTICE: THE SIGNATURE(S) TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:___________________________________
                     THE SIGNATURE(S) MUST BE GUARANTEED
                     BY AN ELIGIBLE GUARANTOR INSTITUTION,
                     (BANKS, STOCKBROKERS, SAVINGS AND
                     LOAN ASSOCIATIONS AND CREDIT UNIONS
                     WITH MEMBERSHIP IN AN APPROVED
                     SIGNATURE GUARANTEE MEDALLION PROGRAM),
                     PURSUANT TO S.E.C. RULE 17Ad-15.



                      CFC NORTHERN BANK NOTE COMPANY, LLC
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Palce approved         Proof Prepared On Above Date                 P.O. Box 608
xxxxxx                                                  LaGrange, Illinois 60626
returning a signed                   Proof Approved:                708/482-3900
copy of the final                                               fax 708/482-3332
approved  proof for    By_____________________________
our records.
                       Date___________________________

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